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Exhibit 12.(a).1



                          GILAT SATELLITE NETWORKS LTD.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing by Gilat Satellite Networks Ltd. (the "Company") with the Securities and Exchange Commission of an Annual Report on Form 20-F for the period ending December 31, 2002, (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer, respectively, of the Company each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                      /s/ YOEL GAT
                                                      --------------------------
                                                      Yoel Gat
                                                      Chief Executive Officer

                                                      /s/ YOAV LEIBOVITCH
                                                      --------------------------
                                                      Yoav Leibovitch
                                                      Chief Financial Officer


Date:  April 15, 2003